July 16, 1997

Mr. Joel M. Thomas, General Partner
East Cobb Land Development & Investment Co ., L.P.
P. O. Box 6038
Marietta, GA 30065

                    RE: First Lease Renewal dated June 6, 1996, for the purpose of extending and amending lease dated August 1, 1995, between East Cobb Land Development & Investment Co., L.P. and Imaging Information Industries/ David Yezbak, President

Dear Mr. Thomas:

In accordance with Article "D" of the above captioned "First Lease Renewal" (copy attached), I exercise my right to renew the above referenced lease for one
(1) additional year beginning August 1, 1997, and ending July 31, 1998, at a rental rate of twelve hundred sixty dollars and no/00 ($1,260.00) per month. All other terms of the original lease dated August 1, 1995, shall, remain the same.

Signed:  /s/ David Yezbak
         -----------------------------------
         David Yezbak, President


Accepted by: /s/ Joel M. Thomas
             -------------------------------
             Joel M. Thomas, General Partner

Date: 7-18-97
     ---------------------------------------

                               FIRST LEASE RENEWAL
                               -------------------


This Amendment of Lease for the purpose of extending and amending said Lease this 6th day of June, 1996, by and between East Cobb Land Development and Investment Co., L.P. a Georgia Limited Partnership with mailing address of P. O. Box 6038, Marietta, Georgia 30065 {Landlord), and Imaging Information Industries/David Yezbak, President with offices at 1818 Lower Roswell Rd., Marietta, Georgia 30068 (Tenant).

     W i t n e s s :


WHEREAS, BY INDENTURE OF Lease dated August 1, 1995, made between Landlord and Tenant (the "Lease") there was demised and leased to Tenant certain premises in the Eastgate Shopping Center, situated at the southeast corner of the intersection of Hamby Road and Lower Roswell Road, Cobb County, Georgia, and more particularly described in the Lease : and

Whereas, Landlord and Tenant, desire to amend and extend said Lease for a period of one (1) year;

     Now Therefore, it is agreed between Landlord and Tenant that said Lease shall be renewed and amended as follows:

     A. Present Lease shall expire July 31, 1996, and the Lease renewal period of one (1) year shall begin August 1, 1996, and end July 31, 1997.

     B. During this one (1) year renewal period the rental rate will be twelve hundred and no/100 dollars ($1,200.00) per month.

     C. Landlord agrees to install approximately 1962 sq. ft. of carpet in the premises replacing existing carpet.

     D. Landlord agrees Tenant may renew the Lease for one (1) additional year beginning August 1, 1997, and ending July 31, 1998 at a rental rate of twelve hundred sixty dollars and no/100 ($1,260.00} per month by giving Landlord a written notice sixty (60) days prior to the expiration of this renewal.

     E. All other terms and conditions of the original lease dated August 1, 1995, shall remain the same and in full force and effect and are hereby reaffirmed.

     Accepted this 6th day of June, 1996, as to Landlord; and this 6th day of June, 1996, as to Tenant.

                                        Landlord:
                                        East Cobb Land Dev. & Inv. Co. L.P.

                                        /s/ Joel M. Thomas
                                        -------------------------------
                                        Joel M. Thomas, Genera1 Partner

                                        Tenant:

                                        Imaging Information Industries

                                        /s/ [illegible]
                                        -------------------------------

                    1819 Lower Roswell Road - P. O. Box 6038
                             MARIETTA, GEORGIA 30065


                                September 9, 1996

Imaging Information Industries
1818 Lower Roswell Rd.
Marietta, Georgia 30068


Gentlemen:

Under the Lease agreement between the East Cobb Land Development & Invetment Co. and Imaging Information Industries dated August 1, 1995, Paragraph 21. of said lease calls for Imaging Information Industries to pay their proportionate part of any property tax increase over the base year which in your case was 1995. The Property Tax for the year 1995 was $29,684.20 (see attached statement). The Property Tax for 1996 was $30,853.65 (see attached statement). The difference between the years 1995 and 1996 taxes was $1,169.45. Imaging Information Ind. has a square footage in the shopping center equal to 3,143 sq. ft. The total square footage of the Shopping Center equals 51,500 sq. ft.

     3,143 sq. ft.                                $71.37
------------------------  X $1,169.35 = ---------------------------
    51,500 sq. ft.                      share of additional
                                        property taxes for the year
                                        1996.

Please make check payable to East Cobb Land Development & Investment Co. and send to: P.O. Box 6038, Marietta, Georgia 30065.

Should you have any question, please call me.

Thank you for your kind attention.

                                        Kindest regards,

                                        /s/ Joel M. Thomas
                                        Joel M. Thomas, President

------------------------------------------------------------------------------------------------------------------------------------
95054527      PROPERTY IDENTIFICATION          1838  LOWER ROSWELL RD NE  1840   PHOTO
------------------------------------------------------------------------------------------------------------------------------------
LAND     LAND     O                    UNIT      PH    BLD                          S      GROSS  x 40%
DIST     LOT      O      PAM     S     LOT       8     UNIT      ACRES    H    C    C      VALUE           [ILLEGIBLE]   [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
16       1206            013           0009                      0.0      0    9           2310300         924120        1658
------------------------------------------------------------------------------------------------------------------------------------
                               GROSS
                            ASSESSMENT    -         EXEMPTION      =    NET ASSESSMENT     X       MILLAGE RATE       =      TAX
------------------------------------------------------------------------------------------------------------------------------------
TAXING AUTHORITY         GROSS ASSESSMENT    EXEMPTIONS     NET ASSESSMENT        RATE           [ILLEGIBLE]         [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
SCHOOL GENERAL                     924120             0             924120      .01783            15477.06
------------------------------------------------------------------------------------------------------------------------------------
SCHOOL BOND                        924120             0             924120      .00460             4250.95
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL SCHOOL TAXES        20728.01
------------------------------------------------------------------------------------------------------------------------------------
COUNTY GENERAL                     924120             0             924120      .00725             6699.87
------------------------------------------------------------------------------------------------------------------------------------
COUNTY BOND                        924120             0             924120      .00078              720.81
------------------------------------------------------------------------------------------------------------------------------------
COUNTY FIRE                        924120             0             924120      .00297             2477.64
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL COUNTY TAXES        10165.32
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL CITY TAXES              N/A
------------------------------------------------------------------------------------------------------------------------------------
STATE                              924120             0             924120      .00025              231.03
------------------------------------------------------------------------------------------------------------------------------------
EAST COBB LAND DEV & INV CO                                                                    TOTAL STATE TAXES          231.03
                                                                                          ------------------------------------------
                                                                                               TOTAL TAXES DUE  -       31124.36
                                                                                          ------------------------------------------
                                                                                             10% PENALTY FOR NOT
                                                                                             FILING A TAX RETURN            0.00
                                                                                          ------------------------------------------
                                                                                                 BALANCE DUE    -
                                                                                               BY OCT. 15, 1995         31124.36
                                                                                          ------------------------------------------

----------

       Total Property Tax for the year 1995 ia      $31,124.36
       Less Tax Paid by 1st Union National          - 1,440.16
                                                    ----------
       Bank on Ground Lease                         $29,684.20    Adjusted Base
                                                                  Tax for the
                                                                  year 1995.